Exhibit 10.2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT TO THE
XBOX 360 PUBLISHER LICENSE AGREEMENT
(Verification Versions, Alternative Manufacturing, Multi-Game Packs,
Hits Program Revisions, and Currency Stored Value)

This Amendment to the Xbox 360 Publisher License Agreement (this “Amendment”) is entered into and effective as of the later of the signature dates below (the “Amendment Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership (“Microsoft”), and Take-Two Interactive Software, Inc. (“Publisher”), and supplements the Xbox 360 Publisher License Agreement between the parties dated as of November 17, 2005, as amended (the “Xbox 360 PLA”).  Microsoft Corporation, a Washington corporation, is a party to this Amendment only with respect to its acknowledgement of Sections 6.2 and Exhibit 1, Section 6 of the Xbox 360 PLA.

RECITALS

A.                                    Microsoft and Publisher entered into the Xbox 360 PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox 360 video game system.

B.                                    The parties now wish to amend certain terms of the Xbox 360 PLA as set forth below.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.                                      Definitions.  Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings as those ascribed to them in the Xbox 360 PLA.

1.1                               The following new definition is hereby added to Section 2 of the Xbox 360 PLA:

“Multi-Game Pack(s)” means an FPU that includes multiple Software Titles bundled and sold together.

1.2                               The definition of “Standard Software Title” is expanded to include Multi-Game Pack(s).

2.                                      Verification Versions.  Section 7.3 of the Xbox 360 PLA shall be replaced with the following:

7.3                               Verification Version.

7.3.1                     FPU Verification Version.  Publisher shall allow Microsoft to cause the Authorized Replicator to create several test versions of each Software Title that has been submitted, but has not passed certification, affixed to a DVD (“Verification Version(s)”) that will be provided to both Microsoft and Publisher for evaluation.  Prior to full manufacture of an FPU by the Authorized Replicator, both Publisher and Microsoft must approve the applicable Verification Version.  Once Microsoft approves the Verification Version, Publisher shall grant the final approval and work directly with the Authorized Replicator regarding the production run.  Publisher agrees that all FPUs must be replicated in conformity with all of the quality standards and manufacturing specifications, policies and procedures that Microsoft requires of its Authorized Replicators, and that all Packaging Materials must be approved by Microsoft prior to packaging.  Publisher shall cause the Authorized Replicator to include the BTS on each FPU.

7.3.2                     Digital Content Verification Version.  Publisher will work with Microsoft to create a Verification Version, via token, for each Software Title and XBLA game that is to be distributed via Live Marketplace.  Once Microsoft approves the Verification Version, Publisher shall grant final approval and the Software Title or XBLA game is approved for distribution.

3.                                      Alternate Manufacturing in Europe.  Section 7.8 of the Xbox 360 PLA shall be replaced with the following:

7.8                               Alternate Manufacturing.  Publisher may utilize a different process or company for the combination of a FPU with Packaging Materials provided that such packaging process incorporates the BTS and otherwise complies with the Xbox 360 Publisher Guide.  Publisher shall notify Microsoft regarding its use of such process or company so that the parties may properly coordinate their activities and approvals.  To the extent that Microsoft is unable to accommodate such processes or company, Publisher shall modify its operations to comply with Microsoft’s requirements.

4.                                      Exhibit 1, Sections 1a and b, including Tables 1 and 2, of the Xbox 360 PLA shall be replaced with the following:

1.                                      Platform Royalty

a.                                      For each FPU manufactured, Publisher shall pay Microsoft nonrefundable royalties in accordance with the royalty tables (Tables 1 and 2) and the Unit Discount Table (Table 3).

b.                                      To determine the applicable royalty rate for a particular Software Title to be sold in a particular Sales Territory, the applicable Threshold Price from Table 1 for the category of Software Title will determine the correct Royalty Tier (except with respect to the first Commercial Release of Hits Software Titles as described further in (ii) below).  The royalty rate is then as set forth in Table 2 based on such Tier and the Sales Territory in which the FPUs will be sold.  For example, assume the Wholesale Price of a Standard Software Title to be sold in the European Sales Territory is [***].  According to Table 1,

Tier B royalty rates will apply to that Software Title and the royalty rate for each FPU as set forth in Table 2 is [***].

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*This is the US dollar equivalent of local currency in the Asian Sales Territory

**Hits Tier 3 is only available for Hits FPUs that are manufactured on or after [***].

*** If a Multi-Game Pack consists of more than [***] Software Titles, in addition to the Royalty Rates set for the Multi-Game Pack Program, each additional Software Title after [***] will be charged a rate equivalent to the [***] Royalty Rate.

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* [***]

5.                                      Unit Discounts.  Exhibit 1, Section 1.e (Unit Discounts) of the Xbox 360 PLA is hereby replaced with the following:

e.                                       Unit Discounts.  Publisher is eligible for a discount on Standard Software Title FPUs manufactured for a particular Sales Territory (a “Unit Discount”) based on the number of such FPUs that have been manufactured for sale in that Sales Territory as described in Table 3 below.  Hits, standalone Expansion Pack FPUs, and individual Software Titles included in Multi-Game Packs will not be included in the FPU manufacturing quantity calculation for purposes of determining the Unit Discount.  For the avoidance of doubt, only an entire Multi-Game Pack qualifies for Unit Discounts.  Except as provided in Section 5 below, units manufactured for sale in a Sales Territory are aggregated only towards a discount on FPUs manufactured for that Sales Territory; there is no worldwide or cross-territorial aggregation of units for a particular Software Title.  The discount will be rounded up to the nearest Cent, Yen or hundredth of a Euro.

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6.                                      Japan Re-Ordering Program.  Exhibit 1, Section 1.f(i)(1) of the Xbox 360 PLA is hereby replaced with the following:

“(1) The Software Title must have been commercially available in the Japan Sales Territory between [***], and [***].”

7.                                      Multi-Game Pack Program.  Exhibit 1, Section 1 of the Xbox 360 PLA shall be revised to add the following new section:

g.                                       Multi-Game Pack Program.  Publisher may elect to manufacture and distribute Multi-Game Pack(s) subject to the requirements of this Section 1g.  Upon compliance with the program requirements and receipt of the Multi-Game Pack Program Form (attached as Exhibit 10 hereto) at least [***] prior to the targeted commercial release of the Multi-Game Pack, Publisher is authorized to manufacture and distribute Multi-Game Packs in each Sales Territory at the royalty rates in Table 2 of Section 1 applicable to the Multi-Game Packs.  The Multi-Game Pack program requirements are:

(i) A Software Title that has been commercially released for [***] or less can be included in a Multi-Game Pack only once every [***], and a Software Title that has been commercially released for more than [***] can also be included in [***] exclusive retail bundle in addition to the Multi-Game Pack;

(ii) All Software Titles included in a Multi-Game Pack must have been commercially available at retail for at least [***] prior to including and manufacturing such Software Title as part of a Multi-Game Pack;

(iii) Multi-Game Packs must consist of at least [***] Hits Software Title but may be a combination of both Standard and Hits Software Titles;

1.              Multi-Game Packs consisting of [***] disc-based Software Titles may be Software Titles crossing Publisher’s franchises and must be packaged into a single case.

2.              Multi-Game Packs consisting of [***] disc-based Software Titles or more must all be Software Titles from a Publisher’s single franchise and must be packaged into no more than [***] cases surrounded by a Microsoft-approved package sleeve.

3.              Combinations of “Better with Kinect” and non-Kinect required Software Titles are permitted in Multi-Game Packs, and will follow branding guidelines.  A combination of “Kinect-Required”, “Better with Kinect” and non-Kinect required Software Titles are not permitted in Multi-Game Packs;

(iv) All Software Title discs included in Multi-Game Packs must be new manufacturing of the Software Title (existing FPUs may not be re-packaged or re-used under this program, no o-rings, no-recertification);

(v) Multi-Game Packs cannot include Games on Demand or XBLA tokens, but may include tokens for additional content available for download and for use with or in a Software Title (subject to the Xbox Live Marketplace Policy token fees);

(vi) Multi-Game Packs as a whole are not eligible for the Hits program set forth in Section 2 of Exhibit 1 and inclusion in a Multi-Game Pack does not influence the status of each individual title with regards to the Hits Program;

(vii) Multi-Game Packs are eligible for the unit discounts set forth in Section 1(e);

(viii) All Marketing Materials for Multi-Game Packs must comply with all Microsoft Branding Specifications, and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with this Agreement;

(ix) Packaging for a Multi-Game Pack must comply with all Microsoft packaging and branding requirements per the Xbox 360 Publisher Guide.

(ix) Publisher acknowledges that Microsoft may change any of the qualifications for participation in the Multi-Game Pack program upon [***] advance written notice to Publisher.

8.                                     Hits Program.

a.                                      Exhibit 1, Section 2.a(i) of the Xbox 360 PLA is hereby replaced with the following:

“(i) The Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for at least [***] at the time of Commercial Release of the Hits FPU.”

b.                                      Beginning [***], the Hits Program manufacturing requirements for Platinum or Classic Hits as set forth in Exhibit 1, Section 2.b, Table 1 of the Xbox 360 PLA is revised for only the Japan Sales Territory as follows:

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*As of [***], Software Titles manufacturing as Platinum Hits in Japan Sales Territory must manufacture a minimum of [***] Hits FPUs.

**These Kinect Hits qualifications apply solely to Hits FPUs that (i) have a royalty rate of [***] (or [***] on or after [***], with respect to the Japan and Asian Sales Territories only); (ii) use Kinect as the primary control mechanism (“Better with Kinect” Software Titles are not eligible); and (iii) have achieved at least one of the following review scores: [***] Metacritic score; or [***] on Xbox.com; or [***] on Amazon.co.uk/.com (as may be updated via the Xbox 360 Publisher Guide) provided that any of the foregoing must have at least [***] published reviews to qualify.

9.                                      Currency Stored Value.

a.                                      Exhibit 1, Section 6 of the Xbox 360 PLA shall be deleted and replaced with the following:

6.                                      Online Content.  This section applies to Microsoft Corporation and Publisher.

a.                                      For the purposes of this Section 6, the following capitalized terms have the following meanings:

“CSV” means a currency stored value system devised by Microsoft and available to consumers to purchase online goods or services from Microsoft or its partners.  Microsoft reserves all rights to determine rates and policies applicable to the use of CSV.

“CSV Remittance Rate” means a rate on which Microsoft will calculate the Royalty Fee (defined in Section 6b) due Publisher for Premium Online Content purchased using CSV via Xbox Live Marketplace.  Microsoft reserves the right to change the CSV Remittance Rate at least [***] every [***] with [***] notice, and will publish any such change in the Xbox

360 Publisher Guide.  Notwithstanding the foregoing, the CSV Remittance Rate is currently [***].

“Gross Receipts” is defined as all revenues generated by Publisher’s Premium Online Content at the greater of the Publisher’s wholesale price (multiplied by the CSV Remittance Rate, as appropriate) or the actual price for such item.

“Local Currency” means the currency associated with the Xbox Live Marketplace to which the user has access and in which the Online Content is available for purchase.

“Premium Online Content” means Online Content offered for sale and not distributed for free.

“Royalty Percentage” for Premium Online Content is [***].  Microsoft may assign a Royalty Percentage for other categories of Premium Online Content, as set forth in the Xbox 360 Publisher Guide.

b.                                      Publisher may submit Online Content to Microsoft for Microsoft to distribute via Xbox Live Marketplace and Xbox Live distribution channels.  Publisher will assign a Wholesale Price for the Online Content expressed in Local Currency (or in USD for subscription-based Online Content) at the time it submits such Online Content.  Microsoft may choose to offer such Online Content to Xbox Live Users for [***].  Microsoft also reserves the right to charge Publisher a reasonable fee for delivering [***] content via Xbox Live Marketplace.  For each Premium Online Content item, Microsoft will pay Publisher a royalty calculated as follows in subsections c and d (the “Royalty Fee”).

c.                                       CSV Purchases.  For Premium Online Content made available and purchased with CSV, the Royalty Fee will equal [***].  For example, if a certain unit of Premium Online Content were purchased for [***] and the current CSV Remittance Rate were [***], the Royalty Fee would equal [***].  In the event Microsoft reduces the price of Premium Online Content or distributes such Premium Online Content for [***], Microsoft will pay [***].

d.                                      Non-CSV Purchases.  For non-CSV purchases of Premium Online Content, the Royalty Fee will equal [***].

e.                                       Within [***] after the end of each [***], or more frequently, with respect to which Microsoft owes Publisher any Royalty Fees, Microsoft shall provide Publisher with access to a statement and release payment for any amount shown thereby to be due to Publisher.  In the event Royalty Fees are less than [***] for a given [***], then no payment will be made until such Royalty Fees accrued exceeds [***].  The statement will contain information sufficient to discern how the Royalty Fees were computed.  Publisher has [***] after the statement date to dispute the information presented on the statement.

10.                               Exhibits.

Exhibits 6 and 8 of the Xbox 360 PLA are hereby amended and restated in their entirety as attached hereto.  Exhibit 10 is hereby added as Exhibit 10 of the Xbox 360 PLA as attached hereto.

11.                               Except and to the extent expressly modified by this Amendment, the Xbox 360 PLA shall remain in full force and effect and is hereby ratified and confirmed.  In the event of any conflict between this Amendment and the Xbox 360 PLA the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

MICROSOFT CORPORATION	PUBLISHER

/s/ Astrid Ford	/s/ Seth Krauss
By (sign)	By (sign)
Astrid Ford	Seth Krauss
Name	Name
Sr. Program Mgr	EVP & General Counsel
Title	Title
November 13, 2013	November 13, 2013
Date	Date

MICROSOFT LICENSING, GP

/s/ Astrid Ford
By (sign)
Astrid Ford
Name
Sr. Program Mgr
Title
November 13, 2013
Date

EXHIBIT 6

XBOX 360 HITS PROGRAM ELECTION FORM

Please complete the below information, sign the form, and submit via options below:

FAX: +1 (425) 708-2300 TO ATTN OF: MICROSOFT LICENSING GP AND YOUR ACCOUNT MANAGER	EMAIL: MSLIPUBX@MICROSOFT.COM W/ CC TO YOUR ACCOUNT MANAGER

A.            This Form Must Be Submitted By A Publisher At Least [***] Prior To The Target Commercial Release Date For A Software Title In A Hits Program In Any Sales Territory. If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and/or configured the request in their systems.

B.            A Separate Form Must Be Submitted For Each Sales Territory And for Each Hits Program In Which The Publisher Wishes To Publish A Software Title As Part Of A Hits Program.

1.              Publisher Name:

2.              Xbox 360 Software Title Name:

3.              XeMID(s): Complete XeMID(s) is required

4.              Title qualified under the following Hits Program (check one)

☐ Platinum or Classics Hits	☐ Family Hits (ESRB E / PEGI 3+ or PEGI 7+)

☐ Kinect Hits (Kinect is the Primary control mechanism)	☐ Kinect Hits (Kinect is the primary control mechanism and Hits Tier 2 election required)

5.              Royalty Tier (check one):

[***]	[***]	[***]

6.              Sales Territory for which Publisher wants to publish the Software Title as a Hits FPU (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia

7.              Date of Commercial Release of Software Title in applicable Sales Territory (mm/dd/yy):

8.              Number of Standard FPUs manufactured to date for the Software Title in the applicable Sales Territory:

9.              Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program mm/dd/yy):

10.       Initial order quantity of Hits Titles manufactured for Sales Territory:

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include:	By (sign)

• Sales Territory	Name, Title (Print)
• Hits Program

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

EXHIBIT 8

XBOX 360 HITS ROYALTY TIER MIGRATION FORM

Please complete the below information, sign the form, and submit via options below:

FAX: +1 (425) 708-2300 TO ATTN OF: MICROSOFT LICENSING GP AND YOUR ACCOUNT MANAGER	EMAIL: MSLIPUBX@MICROSOFT.COM W/ CC TO YOUR ACCOUNT MANAGER

A.            This form must be submitted at [***] prior to the 1st manufacturing order being placed for the software title(s) for each respective Sales Territory. If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and/or configured the request in their systems.

B.            A Hits Software Title may not change royalty tier until it has been in the Hits Program for at least [***].

C.            A separate form must be submitted for each Sales Territory in which Publisher desires to change the applicable base royalty.

1.              Publisher Name:

2.              Xbox 360 Software Title Name:

3.              XeMID(s): Complete XeMID(s) is required

4.              Date of First Commercial Release (mm/dd/yy):

5.              Sales Territory (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia

6.              Please indicate migration

[***]	[***]	[***]

7.              Initial order quantity of migrated Hits Title for Sales Territory:

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include:	By (sign)

• Sales Territory	Name, Title (Print)
• Hits Program

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

EXHIBIT 10

XBOX 360 ROYALTY TIER SELECTION FORM FOR MULTI-GAME PACK PROGRAM (MGPP) REQUEST

Please complete the below information, sign the form, and submit via options below:

FAX: +1 (425) 708-2300 TO ATTN OF: MICROSOFT LICENSING GP AND YOUR ACCOUNT MANAGER	EMAIL: MSLIPUBX@MICROSOFT.COM W/ CC TO YOUR ACCOUNT MANAGER

A.            This form must be submitted at least [***] prior to the 1st manufacturing order being placed for the software title(s) for each respective Sales Territory. If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and configured their systems to accept the Multi-Game Pack request.

B.            A separate form must be submitted for each Title, Sales Territory and Multi-Game Pack request

1.              Publisher Name:

2.             Game Pack Title:

3.              All Xbox 360 Software Title Names included in the MGPP:

Title	Complete XeMID(s): All titles must have been commercially available in the Sales Territory for at least [***]	Number of Discs	Titles that are Hit or qualify for Hits?	Have any of the titles been in the MGPP within the last 12 mos?	Are any of the titles Kinect required?
Title 1			☐ Yes ☐ No	☐ Yes ☐ No.	☐ Yes ☐ No
Title 2			☐ Yes ☐ No	☐ Yes ☐ No	☐ Yes ☐ No
Title 3			☐ Yes ☐ No	☐ Yes ☐ No	☐ Yes ☐ No

Please discuss with your AM and use additional space if your Multi-Game Pack will exceed [***] titles.

4.              Authorized Replicators to be used (check all that apply): Please reference MGPP when placing orders with Authorized Replicator(s)

Expected MFG Date	Volume Forecast

☐ Arvato Brazil ☐ Arvato Germany ☐ Arvato North Carolina ☐ Arvato Russia | ☐ Datapulse Singapore
☐ JVC Alabama | ☐ Memory Tech Japan | ☐ Technicolor Mexico ☐ Technicolor Poland

5.              Sales Territory (check one):   ☐ North America   ☐ Europe   ☐ Japan   ☐ Asia

6.              Select the MGPP Royalty Tier: The royalty rate is based on the WSP/SRP of the full packaged product.

[***]	[***]	[***]	[***]
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•      [***]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must indicate the intended Sales Territory and Program reference below:	By (sign)

Name, Title (Print)
Program = Multi-Game Pack Program (MGPP)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)